UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 25, 2018
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2018-C47
(Central Index Key Number 0001753233)

(Exact name of issuing entity)

Wells Fargo Bank, National Association
(Central Index Key Number 0000740906)

Barclays Bank PLC
(Central Index Key Number 0000312070)

Ladder Capital Finance LLC
(Central Index Key Number 0001541468)

Rialto Mortgage Finance LLC
(Central Index Key Number 0001592182)

C-III Commercial Mortgage LLC
(Central Index Key Number 0001541214)

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-226486-01	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On October 25, 2018, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of October 1, 2018 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of the Wells Fargo Commercial Mortgage Trust 2018-C47, Commercial Mortgage Pass-Through Certificates, Series 2018-C47.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Intercreditor Agreement	Non-Serviced Servicing Agreement (if any)
Starwood Hotel Portfolio	4.6	N/A
Aventura Mall	4.7	4.2
Christiana Mall	4.8	4.3
Showcase II	4.9	4.4
Virginia Beach Hotel Portfolio	4.10	N/A
Holiday Inn FiDi	4.11	(1)
Ellsworth Place	4.12	N/A
Indian Hills Senior Community	4.13	(1)
Skyline Village	4.14	4.5
(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $830,232,000, were sold to Wells Fargo Securities, LLC (“WFS”), Barclays Capital Inc. (“Barclays”) and Academy Securities, Inc. (“Academy” and, together in such capacity with WFS and Barclays, the “Underwriters”), pursuant to the underwriting agreement, dated as of October 9, 2018 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and Wells Fargo Bank, National Association (“WFB”).

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

On October 25, 2018, the Registrant also sold the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class J-RR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $121,323,654, to WFS, Barclays and Academy (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of October 9, 2018, between the Registrant, the Initial Purchasers and WFB. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2018-C47 (the “Issuing Entity”), a common law trust fund formed on October 25, 2018 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 74 commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) WFB, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of October 9, 2018, between the Registrant and WFB, (ii) Barclays Bank PLC (“Barclays Bank”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of October 9, 2018, between the Registrant and Barclays Bank, (iii) Ladder Capital Finance LLC (“LCF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of October 9, 2018, between the Registrant, LCF, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP, (iv) Rialto Mortgage Finance, LLC (“RMF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of October 9, 2018, between the Registrant and RMF, and (v) C-III Commercial Mortgage LLC (“C-III”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of October 9, 2018, between the Registrant and C-III.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated October 11, 2018 and as filed with the Securities and Exchange Commission on October 25, 2018. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of October 25, 2018.

On October 25, 2018, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $830,232,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $7,024,842, were approximately $876,753,782. Of the expenses paid by the Registrant, approximately $140,300 were paid directly to affiliates of the Registrant, $1,760,045 in the form of fees were paid to the Underwriters, $451,769 were paid to or for the Underwriters and $4,672,728 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-226486) was originally declared effective on September 10, 2018.

Wells Fargo Bank, National Association, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 43 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by KKR Real Estate Credit Opportunity Partners (AIV) Aggregator I L.P., acting as third-party purchaser under the Risk Retention Rule, of the Class E-RR, Class F-RR, Class G-RR, Class H-RR and Class J-RR Certificates (the “RR Certificates”).

The RR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the RR Certificates is equal to approximately $48,654,543 (excluding accrued interest), representing approximately 5.07% of the aggregate fair value of all of the Certificates (other than the Class R Certificates). The fair value of the Certificates (other than the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates.

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Retaining Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $47,963,471, representing 5.00% of the aggregate fair value of all of the Certificates (other than the Class R Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor's preliminary prospectus dated October 1, 2018 and as filed with the Securities and Exchange Commission on October 2, 2018 under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Item 601(a) of Regulation S-K Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of October 9, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Barclays Capital Inc. and Academy Securities, Inc., as underwriters, and Wells Fargo Bank, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of October 1, 2018, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of June 29, 2018, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Park Bridge Lender Services, LLC, as operating advisor, and Wilmington Trust, National Association, as trustee, relating to the issuance of the Aventura Mall Trust 2018-AVM, Commercial Mortgage Pass-Through Certificates, Series 2018-AVM.
Exhibit 4.3	Trust and Servicing Agreement, dated as of August 9, 2018, by and among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, and Wilmington Trust, National Association, as trustee, relating to the issuance of the BBCMS 2018-CHRS Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-CHRS.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of August 1, 2018, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Torchlight Loan Services LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK 2018-BNK13, Commercial Mortgage Pass-Through Certificates, Series 2018-BNK13.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of August 1, 2018, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Wells Fargo Commercial Mortgage Trust 2018-C46, Commercial Mortgage Pass-Through Certificates, Series 2018-C46.

Exhibit 4.6	Agreement Between Note Holders, dated as of September 27, 2018, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, Wells Fargo Bank, National Association, as Initial Note A-3 Holder, and Wells Fargo Bank, National Association, as Initial Note A-4 Holder, relating to the Starwood Hotel Portfolio Whole Loan.
Exhibit 4.7	Co-Lender Agreement, dated as of June 7, 2018, by and among JPMorgan Chase Bank, National Association, Deutsche Bank, AG, New York Branch, Wells Fargo Bank, National Association, and Morgan Stanley Bank, N.A., relating to the Aventura Mall Whole Loan.
Exhibit 4.8	Co-Lender Agreement, dated as of August 9, 2018, by and among Barclays Bank PLC, as Initial Note 1 Holder, Société Générale, as Initial Note 2 Holder, and Deutsche Bank AG, New York Branch, as Initial Note 3 Holder, relating to the Christiana Mall Whole Loan.
Exhibit 4.9	Agreement Between Note Holders, dated as of August 2, 2018, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, and Wells Fargo Bank, National Association, as Initial Note A-3 Holder, relating to the Showcase II Whole Loan.
Exhibit 4.10	Agreement Between Note Holders, dated as of October 11, 2018, by and between Barclays Bank PLC, as Initial Note A-1 Holder, Barclays Bank PLC, as Initial Note A-2 Holder, and Barclays Bank PLC, as Initial Note A-3 Holder, relating to the Virginia Beach Hotel Portfolio Whole Loan.
Exhibit 4.11	Co-Lender Agreement, dated as of September 18, 2018, by and between Ladder Capital Finance LLC, as Initial Note A-1 Holder, Ladder Capital Finance LLC, as Initial Note A-2 Holder, Ladder Capital Finance LLC, as Initial Note A-3 Holder, and IGIS US Private Placement Real Estate Investment Trust No. 228, as Initial Note B Holder, relating to the Holiday Inn FiDi Whole Loan.
Exhibit 4.12	Co-Lender Agreement, dated as of September 25, 2018, between Rialto Mortgage Finance, LLC, as Note A-1 Holder, Rialto Mortgage Finance, LLC, as Note A-2 Holder, Rialto Mortgage Finance, LLC, as Note A-3 Holder, Rialto Mortgage Finance, LLC, as Note A-4 Holder, and Rialto Mortgage Finance, LLC, as Note A-5 Holder, relating to the Ellsworth Place Whole Loan.
Exhibit 4.13	Co-Lender Agreement, dated as of October 12, 2018, between Ladder Capital Finance I LLC, for itself and to the extent of its interest and on behalf of Series TRS of Ladder Capital Finance I LLC and Series TRS of Ladder Capital Finance I LLC, as Note A-1 Holder, Ladder Capital Finance I LLC, for itself and to the extent of its interest and on behalf of Series TRS of Ladder Capital Finance I LLC and Series TRS of Ladder Capital Finance I LLC, as Note A-2 Holder, and Ladder Capital Finance I LLC, for itself and to the extent of its interest and on behalf of Series TRS of Ladder Capital Finance I LLC and Series TRS of Ladder Capital Finance I LLC, as Note A-3 Holder, relating to the Indian Hills Senior Community Whole Loan.

Exhibit 4.14	Agreement Between Note Holders, dated as of August 23, 2018, by and between Barclays Bank PLC, as Initial Note A-1 Holder, and Barclays Bank PLC, as Note A-2 Holder, relating to the Skyline Village Whole Loan.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated October 25, 2018.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated October 25, 2018 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 11, 2018.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of October 9, 2018, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of October 9, 2018, between Barclays Bank PLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of October 9, 2018, between Ladder Capital Finance LLC, as seller, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of October 9, 2018, between Rialto Mortgage Finance, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of October 9, 2018, between C-III Commercial Mortgage LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 25, 2018	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC. (Registrant)

	By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: President